Nationwide Life Insurance Company: • Nationwide VLI Separate Account • Nationwide Variable Account - 3

Prospectus supplement dated May 14, 2010

to Prospectus dated May 1, 2000

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual fund as an investment option under your policy.  Effective June 1, 2010, this underlying mutual fund changed its name as indicated below:

Old Name	New Name
Van Kampen Life Investment Trust - Capital Growth Portfolio - Class I	Invesco Van Kampen V.I. Capital Growth Fund Series I
Van Kampen Life Investment Trust - Government Portfolio - Class I	Invesco Van Kampen V.I. Government Fund Series I